EXHIBIT 10.12



                          FOURTH AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------

     This Fourth Amendment to Revolving Credit and Term Loan Agreement ("Fourth Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), CASUAL CONCEPTS, INC., a Texas corporation, THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, NOCONA BELT COMPANY, a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, BRAND NAME APPAREL, INC., a Texas corporation, ART IMAGE, INC., a California corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and COLLEGE FLAGS AND MANUFACTURING, INC., a South Carolina corporation, (hereinafter collectively referred to as the "Guarantors"), and FIRST INTERSTATE BANK OF TEXAS, N.A., THE DAIWA BANK, LTD. and NBD BANK (collectively, the "Banks") and FIRST INTERSTATE BANK OF TEXAS, N. A., as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993; and

     WHEREAS, the Company, the Guarantors, Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994; and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994; and

     WHEREAS, the Company, Guarantors, Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                       1.

     New Section 1.09A and Section 1.74A are added to the Loan Agreement which shall read in their entirety as follows:

          1.09A "Capital Expenditures" shall mean any expenditure by a Person for an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in the relevant financial statements of such Person as property, equipment, improvements, fixed assets or a similar type of capitalized assets in accordance with Generally Accepted Accounting Principles.

                                      * * *

          1.74A Short Term Credit Agreement shall mean that certain Revolving Credit Agreement dated as of July 6, 1995 by and among Company, the Guarantors, First Interstate Bank of Texas, N.A. and NBD Bank, as the same may be amended, modified, supplemented or restated.

                                       2.

     Section 1.16 and Section 1.59 of the Loan Agreement are amended to read in their entirety as follows:

          1.16. "Consolidated Current Liabilities" shall mean without duplication, as of any date, the sum of (a) current liabilities which would be reflected on a Consolidated balance sheet of the Company and its Subsidiaries prepared as of such date in accordance with GAAP, (b) all liabilities and obligations of Company to Banks under the Loan Documents, and (c) all liabilities and obligations of Company under the Short Term Credit Agreement.

                                      * * *

          1.59. "Non-Cash Charges" shall mean the sum of depreciation and amortization (including amortization of good will) plus the net increase in deferred tax liability, if any, less the net decrease in deferred tax liability, if any, plus contributions of common stock of Company by Company to the Tandycrafts, Inc. Employee Stock Ownership Plan during such period, all as reflected in the Consolidated financial statements of Company and its Subsidiaries in accordance with GAAP in an amount not to exceed the aggregate amount deducted by Company for such period for Federal income tax purposes with respect to Company's contribution to the Tandycrafts, Inc. Employee Stock Ownership Plan.

                                       3.

     Section 2.03 of the Loan Agreement is amended to read in its entirety as follows:

          2.03. Interest Rate. The unpaid principal of each Floating Prime Advance shall bear interest from the date of advance until paid at a rate per annum which shall from day to day be equal to the lesser of: (a) the Floating Prime Rate in effect from day to day or (b) the Maximum Rate. The unpaid principal of each Eurodollar Advance shall bear interest from the date of advance until paid at a rate per annum which shall be equal to the lesser of (a) the sum of the Adjusted Interbank Rate for the applicable Interest Period, plus five-eighths percent (0.625%) or (b) the Maximum Rate if as of the end of the most recent fiscal quarter the ratio of the sum of
     (i) Consolidated Net Income and (ii) Non-Cash Charges for the preceding four fiscal quarters to Senior Funded Debt as of the end of the most recent fiscal quarter is equal to or greater than .40 to 1.0. The unpaid principal of each Eurodollar Advance shall bear interest from the date of advance until paid at a rate per annum which shall be equal to the lesser of (a) the sum of the Adjusted Interbank Rate for the applicable Interest Period, plus three-quarters percent (0.75%) or (b) the Maximum Rate if as of the end of the most recent fiscal quarter the ratio of the sum of (i) Consolidated Net Income and (ii) Non-Cash Charges for the preceding four fiscal quarters to Senior Funded Debt as of the end of the most recent fiscal quarter is less than .40 to 1.0 but equal to or greater than .30 to
     1.0. The unpaid principal of each Eurodollar Advance shall bear interest from the date of advance until paid at a rate per annum which shall be equal to the lesser of (a) the sum of the Adjusted Interbank Rate for the applicable Interest Period, plus seven-eighths percent (0.875%) or (b) the Maximum Rate if as of the end of the most recent fiscal quarter the ratio of the sum of (i) Consolidated Net Income and (ii) Non-Cash Charges for the preceding four fiscal quarters to Senior Funded Debt as of the end of the most recent fiscal quarter is less than .30 to 1.0 but equal to or greater than .20 to 1.0. The unpaid principal of each Eurodollar Advance shall bear interest at the lesser of (a) the Floating Prime Rate in effect from day to day plus five percent (5%) or (b) the Maximum Rate if as of the end of the most recent fiscal quarter the ratio of the sum of (i) Consolidated Net Income and (ii) Non-Cash Charges for the preceding four fiscal quarters to Senior Funded Debt as of the end of the most recent fiscal quarter is less than .20 to 1.0. The unpaid principal balance of the Swing Line Note shall bear interest at the lesser of (a) the Floating Prime Rate in effect from day to day or (b) the Maximum Rate. All past due principal of, and to the extent permitted by applicable law, interest on the Notes shall bear interest at the Past Due Rate. If converted to Term Loans pursuant to
     Section 3.01 hereof, the converted principal amount of the Notes shall continue to bear interest as provided in this Section 2.03. Notwithstanding the foregoing, the unpaid principal balance of the Notes shall bear interest as provided in Section 4.05(c) hereof, upon the occurrence of the circumstances described in such section.

                                       4.

     Section 9.07 of the Loan Agreement is amended to read in its entirety as follows:

          9.07. Limitations on Acquisitions. Acquire or commit or agree to acquire the stock or assets of any Person prior to the termination of the Short Term Credit Agreement.

     Section 9.14 of the Loan Agreement is amended to read in its entirety as follows:

          9.14 Limitation on Additional Indebtedness. Incur or assume or permit any subsidiary to incur or assume any Indebtedness for borrowed money, except for (i) the Indebtedness evidenced by the Notes and the indebtedness under the Short Term Credit Agreement, (ii) Consolidated indebtedness (excluding the Indebtedness evidenced by the Notes and the indebtedness under the Short Term Credit Agreement) not to exceed five million dollars ($5,000,000) in the aggregate at any one time, and (iii) trade indebtedness incurred in the ordinary course of business.

                                       6.

     A new Section 9.18 is added to the Loan Agreement which shall read in its entirety as follows:

          9.18 Capital Expenditures. Permit the aggregate amount of Capital Expenditures to exceed six million dollars ($6,000,000) during any fiscal year beginning with the fiscal year ending June 30, 1996.

                                       7.

     A new Section 10.01(h) is added to the Loan Agreement which shall read in its entirety as follows:

     (h) The occurrence of an event of default under the terms of the Short Term Credit Agreement.

                                       8.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By the execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       9.

     Except as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       10.

     This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       11.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Fourth Amendment, including reasonable attorney's fees.

                                       12.

     This Fourth Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       13.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                                       14.

     This Fourth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                       15.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of July 6, 1995.

                                   TANDYCRAFTS, INC., a Delaware corporation


                                   By:  /s/ Jerry L. Roy
                                        -----------------------------------
                                        Jerry L. Roy, President


                                                                         COMPANY

                                   CASUAL CONCEPTS, INC., a Texas
                                        corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   SAV-ON, INC., a Texas corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   NOCONA BELT COMPANY, a Texas corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   J-MAR ASSOCIATES, INC., a Texas
                                        corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   DAVID JAMES MANUFACTURING, INC., a Texas
                                        corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   BRAND NAME APPAREL, INC., a Texas
                                        corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   THE DEVELOPMENT ASSOCIATION, INC., a Texas
                                        corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   ART IMAGE, INC., a California corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   PLC LEATHER COMPANY, a Nevada
                                        corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   TANDYARTS, INC., a Nevada corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   COLLEGE FLAGS AND MANUFACTURING, INC., a
                                        South Carolina corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                   LORD'S VINEYARD, INC., a Colorado
                                        corporation


                                   By:  /s/ Michael J. Walsh
                                        -----------------------------------
                                        Michael J. Walsh, Vice President


                                                                      GUARANTORS

                                   FIRST INTERSTATE BANK OF TEXAS, N.A.


                                   By:  /s/ Steve Wood
                                        -----------------------------------
                                        Steve Wood, Senior Vice President


                                   By:  /s/ Todd Robichaux
                                        -----------------------------------
                                        Todd Robichaux, Vice President


                                   THE DAIWA BANK, LTD.


                                   By:  /s/ James T. Wang
                                        -----------------------------------
                                        James T. Wang, Vice President


                                   By:  /s/ Kirk L. Stites
                                        -----------------------------------
                                        Kirk L. Stites, Vice President


                                   NBD BANK, N.A.


                                   By:  /s/ James D. Heinz
                                        -----------------------------------
                                        James D. Heinz, Vice President

                                                                           BANKS